UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.
Date of Report (Date of earliest event reported): March 14, 2006
MEDCATH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-33009	56-2248952
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)
10720 Sikes Place
Charlotte, North Carolina 28277
(Address of principal executive offices, including zip code)
(704) 708-6600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On March 14, 2006, MedCath Corporation (MedCath or the Company) announced that Phillip J. Mazzuca was appointed Chief Operating Officer of the Company. Mr. Mazzuca will be joining the Company on March 27, 2006.
Prior to joining MedCath, Mr. Mazzuca, 46, served as the president of the Texas division of IASIS Healthcare LLC (IASIS) since 2004 and from 2001 to 2004, he served as the president of the Florida/Texas Division of IASIS. IASIS owns and operates 14 general, acute-care hospitals, one behavioral hospital and three ambulatory surgery centers in Arizona, Florida, Nevada, Texas and Utah. From 1999 to 2001, Mr. Mazzuca was the chief executive officer of Town and Country Hospital, an acute care hospital in Tampa, Florida.
Mr. Mazzuca’s employment terms are not available at the time of the filing of this Form 8-K.
Item 9.01. Financial Statements and Exhibits
Exhibit 99.1      Press Release dated March 14, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCATH CORPORATION

Date: March 14, 2006	By:	/s/James E. Harris

James E. Harris Executive Vice President and Chief Financial Officer